Long Island Fiancial Corp. [Logo]
                           LONG ISLAND FINANCIAL CORP.
                               One Suffolk Square
                            Islandia, New York 11749
                                 (631) 348-0888

                                                                  March 14, 2002

Fellow Stockholders:

      You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Long Island Financial Corp. (the "Company"), to be held on Wednesday, April 24, 2002, at 3:30 p.m., Eastern Time, at the Wyndham Windwatch Hotel, 1717 Motor Parkway, Hauppauge, Long Island, New York 11788.

      As described in the enclosed Proxy Statement, the election of five directors and an amendment to the Company's 1998 Stock Option Plan are scheduled to be presented for stockholder action at the Annual Meeting. There will also be a report on the operations of Long Island Commercial Bank (the "Bank"), the wholly owned subsidiary of the Company. Detailed information concerning the activities and operating performance of the Bank during the fiscal year ended December 31, 2001, is contained in the 2001 Annual Report to Stockholders, which accompanies the Proxy Statement. Directors and officers of the Company, as well as representatives of the Company's independent auditors, will be present to respond to any questions, which stockholders may have.

      The Board of Directors of the Company has determined that election of the five directors nominated is in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" their election.

      We hope you will be able to attend the Annual Meeting in person. Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

      YOUR VOTE IS IMPORTANT. You are urged to vote either by: (i) signing, dating and promptly returning the enclosed proxy in the postage-paid envelope provided, or (ii) using the toll-free telephone voting system described on the enclosed proxy card. If you attend the Annual Meeting, you may vote in person even if you have already mailed in your proxy card or used the telephone.

We look forward to your participation at the Annual Meeting, either in person or by proxy. Your cooperation is appreciated and, on behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

                                            Very truly,

                                            /s/ Douglas C. Manditch
                                            ------------------------------------
                                            Douglas C. Manditch
                                            President  & Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Long Island Financial Corp.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Long Island Financial Corp. (the "Company"), will be held at the Wyndham Windwatch Hotel, 1717 Motor Parkway, Hauppauge, Long Island, New York 11788 on Wednesday, April 24, 2002, at 3:30 p.m. (Eastern Time).

      A Proxy Statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is being held for the purpose of considering and voting upon the following matters:

      1.    To elect five (5) directors for terms of three years, each; and

      2. Consideration of an amendment to the Long Island Financial Corp. 1998 Stock Option Plan to increase the number of options available for grant under that Plan from 225,000 to 330,000.

      3. Such other matters as may properly come before the Annual Meeting, and at any adjournments thereof.

      Pursuant to the bylaws of the Company, the Board of Directors has fixed the close of business on March 1, 2002, as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of the common stock of the Company as of that time and date will be entitled to receive notice of and to vote at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at One Suffolk Square, Islandia, New York, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

                                            By Order of the Board of Directors

                                            /s/ Carmelo C. Vizzini
                                            ------------------------------------
                                            Carmelo C. Vizzini
                                            Vice President and Secretary
March 14, 2002

                 IMPORTANT - PLEASE MAIL OR PHONE IN YOUR PROXY
                           PROMPTLY, WHETHER YOU PLAN
                  TO ATTEND THE ANNUAL MEETING IN PERSON OR NOT

                           LONG ISLAND FINANCIAL CORP.
                               ONE SUFFOLK SQUARE
                            ISLANDIA, NEW YORK 11749

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                            To be held April 24, 2002

                               GENERAL INFORMATION

      This Proxy Statement and the accompanying form of proxy are being furnished to the Stockholders (the "Stockholders") of Long Island Financial Corp. (the "Company"), by the Board of Directors of the Company in the solicitation of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on Wednesday, April 24, 2002, at 3:30 p.m. (Eastern Time) at the Wyndham Windwatch Hotel, 1717 Motor Parkway, Hauppauge, Long Island, New York 11788, and at any adjournments thereof. The 2001 Annual Report to Stockholders, containing the consolidated financial statements for the fiscal year ended December 31, 2001, and a proxy card accompany this Proxy Statement which is first being mailed to stockholders on or about March 14, 2002.

The Proxy

      This proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting and at any adjournments thereof.

      If the enclosed form of proxy is properly executed and returned to the Company prior to or at the Annual Meeting and is not revoked prior to or at the Annual Meeting, the shares represented thereby will be voted at the Annual Meeting and, where instructions have been given by the Stockholder, will be voted in accordance with such instructions. As stated in the form of proxy, if the Stockholder does not otherwise specify, his or her shares will be voted for the election of the nominees set forth in this Proxy Statement as directors of the Company and for approval of the amendment to the Long Island Financial Corp. 1998 Stock Option Plan to increase the number of options available for grant from 225,000 to 330,000.

      The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. The solicitation of proxies will be made by mail, but proxies may also be solicited by telephone, telegraph or in person by officers and other employees of the Company. The entire cost of this solicitation will be borne by the Company. In order to solicit proxies, the Company will request the assistance of other financial institutions, brokerage houses or other custodians, nominees or fiduciaries and will reimburse such persons for their reasonable expenses in forwarding the forms of proxy and proxy material to Stockholders. A Stockholder may revoke his proxy at any time prior to exercising the authority conferred thereby, either by written notice received by the Company or by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting. Such written notice should be mailed to Carmelo C. Vizzini, Secretary, Long Island Financial Corp., One Suffolk Square, Islandia, New York 11749. Attendance at the Annual Meeting will not in and of itself revoke a proxy.

Voting Securities and Record Date

      The Board of Directors has fixed the close of business on March 1, 2002, as the record date for determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. At the close of business on that date, there were outstanding and entitled to vote at the Annual Meeting 1,439,926 shares, par value $.01 per share, of the Company's common stock ("Common Stock"). The Common Stock is the only authorized and issued class of stock. Each of the outstanding shares of the Common Stock is entitled to one vote at the Annual Meeting with respect to each matter to be voted upon. A majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy shall constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

      A stockholder may, using the proxy card being provided by the Board of Directors, with respect to the election of directors: (i) vote for the election of all five nominees; (ii) withhold authority to vote for all such nominees; or
(iii) withhold authority to vote for any nominee by so indicating in the appropriate space on the proxy. Under Delaware Law and the Certificate of Incorporation, directors are elected by a plurality of the votes cast by Stockholders holding shares of Common Stock entitled to vote for the election of directors. Consequently, votes that are withheld in the election of directors and broker non-votes will have no effect on the election.

Security Ownership of Certain Beneficial Owners

      Persons and groups owning in excess of five percent of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding persons known to be beneficial owners of more than five percent of the Company's outstanding Common Stock as of February 28, 2002.

                                                Amount and Nature
                        Name and Address          of Beneficial       Percent of
      Title of Class    Of Beneficial Owner         Ownership            Class
      --------------    -------------------     -----------------     ----------

      Common Stock      Frank J. Esposito          119,476 (1)(2)        8.26%
                        One Suffolk Square
                        Islandia, NY 11749

      Common Stock      Frank DiFazio              102,809 (3)           7.14%
                        DiFazio Electric
                        711 Grand Boulevard
                        Deer Park, NY 11729

      Common Stock      Harvey Auerbach             86,435 (2)(4)        5.98%
                        One Suffolk Square
                        Islandia, NY  11749

(1) The information furnished is derived from a Schedule 13D filed by Frank J. Esposito on November 7, 2000, and Forms 4 subsequently filed by Mr. Esposito.

(2) Includes presently exercisable options to purchase 4,900 shares of Common Stock granted to each director on January 28, 1999; presently exercisable options to purchase 420 shares granted on January 26, 2000; presently exercisable options to purchase 280 shares granted on January 23, 2001; and presently exercisable options to purchase 140 shares granted on January 23, 2002.

(3) The information furnished is derived from a Schedule 13D filed by Frank DiFazio on November 20, 2000, and Forms 4 subsequently filed by Mr. DiFazio.

(4) The information furnished is derived from a Schedule 13D filed by Harvey Auerbach on June 21, 2001, and Forms 4 subsequently filed by Mr. Auerbach.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                                   PROPOSAL 1.
                              ELECTION OF DIRECTORS

      The Board of Directors consists of fourteen directors and is divided into three classes. Each of the fourteen members of the Board of Directors of the Company also serves on the Board of Directors of Long Island Commercial Bank (the "Bank"). Directors are elected for classified terms of three years, each, with the term of office of one class of directors expiring each year. Directors serve until their successors are elected and qualified.

      The names of the five nominees for election to the Board of Directors are set forth below, along with certain other information concerning such individuals and the other members of the Board as of February 28, 2002. Each of the nominees identified below has consented to being named in this proxy statement and to serve if elected, and the Board has no reason to believe that any nominee will decline or be unable to serve, if elected. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy, if executed and returned or phoned in, will be voted FOR the election of all nominees proposed by the Board of Directors. Proxies returned or phoned in by Stockholders and not revoked will be voted for the election of the nominees listed below as directors unless Stockholders instruct otherwise.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees, Continuing Directors and Executive Officers

      The following table sets forth, as of February 28, 2002, the names of the nominees, the continuing directors, and the executive officers of the Company as well as their ages; a brief description of their recent experience, including present occupations and employment; certain directorships held by each; the year in which each became a director of the Bank and the year in which the term of the director expires. All executive officers of the Company and the Bank are elected to serve one-year terms. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned as of February 28, 2002 by each director and all directors and executive officers as a group.

                       Length of
                       Service as                                                              Shares of      Ownership
                      Director and                                                           Common Stock       as a
                     Expiration of        Principal Occupation During Last 5 Years and       Beneficially    Percent of
    Name and Age          Term               Directorships of Public Companies (a)               Owned          Class
    ------------     -------------        --------------------------------------------       ------------    ----------

NOMINEES

Harvey Auerbach      Since 1989       President  of  Brookwood  Communities,  Inc., a real    86,435(1)         5.98%
(75)                 Expires 2002     estate development and management  company,  located
                                      in Coram, New York.

Perry B. Duryea      Since 1989       Chairman  of the  Board  of the  Bank  and  Company;    28,107(1)         1.94%
(80)                 Expires 2002     Chairman of Perry B. Duryea & Son,  Inc.,  a seafood
                                      business  located in Montauk,  New York.  Mr. Duryea
                                      was  Speaker  of the  New  York  Assembly  and  also
                                      served as its Minority Leader.

Frank J. Esposito    Since 1989       Principal  Director of Trio Leasing and  Development   119,476(1)         8.26%
(66)                 Expires 2002     Company,  Inc.,  which owns and  manages  commercial
                                      and  industrial  real  estate.  Former  Director and
                                      Chairman of Suffolk Regional OTB from 1978 to 1988.

Roy M. Kern, Sr.     Since 1989       Vice  Chairman of the Board of the Bank and Company;    38,456(1)         2.66%
(68)                 Expires 2002     retired  President of Bragg Medical  Group,  Inc., a
                                      firm, which provides billing and financial services
                                      to the medical community and is located in Kings Park,
                                      New York.

Douglas C. Manditch  Since 1989       President  and Chief  Executive  Officer of the Bank    46,919(1)(2)      3.20%
(54)                 Expires 2002     and  Company  who joined  the Bank in 1987, then in
                                      formation.

DIRECTORS CONTINUING IN OFFICE

John L. Ciarelli,    Since 1989       Partner in the law firm of Ciarelli & Dempsey            9,207(1)           *
Esq.                 Expires 2003     located in Riverhead, New York.  Formerly, Mr.
(55)                                  Ciarelli served as Assistant District Attorney for
                                      Suffolk County.

Donald Del Duca      Since 1989       Owner and Manager of Lumbia Associates, a real          48,927(1)         3.38%
(67)                 Expires 2004     estate company located in Islip, New York.


Waldemar Fernandez   Since 1989       Founder of  Interland,  a web hosting  company based     7,465(1)           *
(53)                 Expires 2003     in Atlanta, Georgia.

Gordon A. Lenz       Since 1990       Chief Executive Officer of New York State Business       35,740(1)        2.47%
(65)                 Expires 2004     Group/Conference Associates, Inc., an insurance
                                      brokerage firm specializing in providing health
                                      care benefits, located in East Patchogue, New York.

Werner S. Neuburger  Since 1990       Retired Chief Executive Officer, multi store retail      15,740(1)        1.09%
(65)                 Expires 2003     chain.

Thomas F. Roberts,   Since 1989       President of Thomas F. Roberts Associates, Inc. and      10,892(1)          *
III                  Expires 2004     Executive Vice President of Tri-State Appraisal
(62)                                  Group, located in Babylon, New York.  Previously,
                                      Mr. Roberts held the position of Executive Vice
                                      President in charge of real estate development for
                                      Seamen's Bank for Savings.

Alfred Romito        Since 1989       President of East Islip Lumber Company Inc.,             45,560(1)        3.15%
(63)                 Expires 2004     located in East Islip, New York.

Sally Ann Slacke     Since 1989       President  of Slacke Test Boring,  Inc.,  located in     6,217(1)           *
(68)                 Expires 2003     Kings  Park,  New York.  Ms.  Slacke  serves as Vice
                                      Chairperson of the Board of Trustees of the Suffolk
                                      County Community College, the Suffolk County Women's
                                      Business Enterprise Coalition and the Long Island
                                      Regional Economic Development Council.

John C. Tsunis,      Since 1990       Partner  in the law  firm of  Tsunis  and  Gasparis,     43,988(1)        3.04%
Esq.                 Expires 2003     LLP,  with  offices  in  Hauppauge,   New  York  and
(51)                                  Principal  of  Long  Island  Hotels,  LLC,  a  hotel
                                      development  and  management  company.   Mr.  Tsunis
                                      serves as  Chairman  of the Board of The Long Island
                                      Museums located in Stony Brook.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Thomas Buonaiuto                      Vice   President   and  Treasurer  of  the  Company;     18,757(2)        1.29%
(36)                                  Executive   Vice   President  and  Chief   Financial
                                      Officer of the Bank.

Carmelo C. Vizzini                    Vice   President   and  Secretary  of  the  Company;     17,849(2)        1.23%
(56)                                  Executive Vice  President and Chief Lending  Officer
                                      of the Bank.

All Directors and Executive                                                                   579,739(1)(2)    37.08%
Officers as a group (16
persons)

---------------------

* Indicates less than 1%.

(1) Includes presently exercisable options to purchase 4,900 shares of Common Stock granted to each director on January 28, 1999; presently exercisable options to purchase 420 shares granted on January 26, 2000; presently exercisable options to purchase 280 shares granted on January 23, 2001; and presently exercisable options to purchase 140 shares granted on January 23, 2002.

(2) Includes presently exercisable options to purchase 17,150, 9,800 and 9,800 shares of Common Stock granted on January 28, 1999, to Messrs. Manditch, Buonaiuto and Vizzini, respectively; presently exercisable options to purchase 1,470, 840 and 840 shares of Common Stock granted on January 26, 2000, to Messrs. Manditch, Buonaiuto and Vizzini, respectively; presently exercisable options to purchase 980, 560 and 560 shares of Common Stock granted on January 23, 2001, to Messrs. Manditch, Buonaiuto and Vizzini, respectively; and presently exercisable options to purchase 490, 280 and 280 shares of Common Stock granted on January 23, 2002, to Messrs. Manditch, Buonaiuto and Vizzini, respectively.

(a) Unless otherwise indicated, the business experience of each director during the past five years was that typical to a person engaged in the principal occupation listed for each. All of the current executive officers of the Bank have been employed by the Bank for at least five years.

Meetings of the Board of Directors and Committees of the Board of the Company and the Bank

      The Board of Directors of the Company conducts its business through meetings of the Board and through the activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. The Board of Directors of the Company, held 12 meetings in 2001. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such director served during fiscal 2001. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

      The Executive Committee of the Company consists of Messrs. Duryea (Chairman), Auerbach, Del Duca, Esposito, Kern, Lenz, Manditch, Romito, and Tsunis. The Executive Committee is authorized to exercise certain powers of the Board of Directors in the interim period between meetings of the Board. The Committee met 10 times in 2001.

      The Company does not have a separate Nominating Committee. The functions of the Nominating Committee are carried out by the Executive Committee and in that capacity the Executive Committee has the authority to (a) nominate candidates for election to the Board of Directors; (b) review any nominations for election to the Board of Directors made by a stockholder of the Corporation pursuant to Section 6 (c)(ii) of Article I of the Bylaws and (c) recommend to the Whole Board nominees for election to the Board of Directors to replace those Directors whose terms expire at the next annual meeting of stockholders. While the committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders.

      The Audit Committee of the Company consists of six outside Directors of the Bank. This Committee meets with the Company's independent auditors and evaluates policies and procedures relating to auditing functions and internal controls. It also reviews the scope of the work of the independent accountants and their reports and reviews the activities of the Bank's internal auditors. This Committee held four meetings in fiscal 2001.

      The Loan Committee of the Bank consists of Messrs. Auerbach, (Chairman), Duryea, Del Duca, Esposito, Kern, Manditch, Neuburger, Roberts, Romito, Tsunis and Vizzini. The Loan Committee is authorized to approve all unsecured loans in excess of $250,000. In addition, the Loan Committee ratifies all loans in excess of $50,000 and reviews and approves all lending authority. The Committee met 12 times in 2001.

      The Company does not have a separate Compensation Committee. The functions of the Compensation Committee are carried out by the Executive Committee, and in that capacity the Executive Committee establishes compensation for the chief executive officer and reviews compensation for other officers and employees and other employee benefit programs, when necessary. The Executive Committee is responsible for the 2002 Compensation Committee Report on Executive Compensation.

      The following report of the compensation committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information with regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for those executive officers include the use of a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. The Company does not have a separate Compensation Committee. The functions of the Compensation Committee are carried out by the Executive Committee and in that capacity the Executive Committee establishes compensation for the chief executive officer and reviews compensation for other officers and employees and other employee benefit programs, when necessary. In fulfillment of the disclosure requirement, the Executive Committee has prepared the following report for inclusion in this proxy statement.

      The Company has no employees other than Bank employees who perform services for the Company without additional compensation. The Executive Committee is responsible for the 2002 Compensation Committee Report on Executive Compensation. The Executive Committee evaluates the performance of each named executive officer and other senior officers of the Company and the Bank and determines the compensation of all executives. While the President and Chief Executive Officer is a member of the Executive Committee, he recuses himself from any discussion or voting regarding his level of compensation.

      Compensation Policies. The Company's executive compensation policies are intended to attract and retain qualified executives, ___ to recognize and reward individual contributions and achievement and to offer a compensation package that is competitive in the financial industry and motivational to each individual executive. In furtherance of these objectives, the Company and the Bank maintain a compensation program for executive officers, which consists of a base salary. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. The Committee met four times to discuss executive compensation. In making its determinations, the Executive Committee utilizes surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by institutions of comparable size and characteristics primarily on Long Island. Although no specific formula is used for decision-making, salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

      Compensation of the Chief Executive Officer. The Board of Directors believes that Mr. Manditch's compensation is appropriate based upon the Bank's compensation policy, Mr. Manditch's performance in managing the Company, the Company's performance during the fiscal year and a comparison of peer institutions with specific consideration given to the level of the Bank's operations in comparison to peer institutions.

                      Compensation Committee of the Company

                              Perry B. Duryea (Chairman)
                              Harvey Auerbach
                              Donald Del Duca
                              Frank J. Esposito
                              Roy M. Kern, Sr.
                              Gordon A. Lenz
                              Douglas C. Manditch
                              Alfred Romito
                              John C. Tsunis, Esq.

      Compensation Committee Interlocks and Insider Participation. No executive officer of the Company or the Bank serves as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. None of the members of the Company's Compensation Committee is an officer or employee of the Company, except for Douglas C. Manditch, who presently serves as President and Chief Executive Officer of the Company and the Bank.

      Stock Performance Graph. The following graph shows a comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total return of companies in the Nasdaq National Market and SNL Index of Banks with $250 million to $500 million in assets for the period beginning on January 14, 1998, and ending on December 31, 2001.


--------------------------------------------------------------------------------
                           Long Island Financial Corp.
--------------------------------------------------------------------------------

                            Total Return Performance

[The following information was also depicted as a line chart in the printed material]

                                            Period Ending
                          ------------------------------------------------------
Index                     01/14/98   12/31/98    12/31/99    12/31/00   12/31/01
--------------------------------------------------------------------------------
Long Island Financial
  Corp.                    100.00      73.16       67.93       90.50     108.60
NASDAQ - Total US*         100.00     142.94      265.63      159.77     126.78
SNL $250M-$500M Bank
  Index                    100.00     118.58       98.54       94.05     119.27

Directors' Compensation

      In 2001, each Director of the Bank received compensation of $750 for each Board meeting attended. Directors are paid $400 for attendance at Executive Committee meetings, $250 for attendance at Loan Committee meetings and $200 for each other committee meeting attended. In addition to such fees, in 2001 the Chairman of the Board received an annual retainer of $18,000. Since the formation of the Company, the directors have been compensated for their services by the Bank and have not received additional remuneration from the Company.

      In March 1999, the Company adopted the Director and Executive Officer Incentive Retirement Plan to provide directors and executive officers with an incentive to remain with the Company. Pursuant to the plan, the Company will pay into a deferral account annually an amount equal to a portion of each director's annual fees. The amount paid into each deferral account is determined by multiplying the annual fees paid to the individual director during the plan year by a factor determined by the return on equity of the Company established as of December 31 of each plan year. For the year ended December 31, 2001, the factor for a director was 27.5% of the fees paid to the Director, based upon the return on equity of the Company of 9.48%. The Company's Board of Directors has reserved the right to change annually the method of computation of the factors for the Directors and for the executive officers. The amount determined for each Director is credited to the deferral account of the Director on March 1 following each plan year. The deferral account is only a device for measuring the amounts to be paid under the plan and is not a trust fund or any similar device. To the extent there is a positive balance in the deferral account of a Director, the Director is a general creditor of the Company. The first credits were made to the deferral accounts by the Company on March 1, 2000.

      The deferral account of each director and executive officer is also credited on March 1 of each year, with interest on the individual's deferral account balance at a rate, compounded monthly, equal to the percentage change in the market price of the common stock of the Company, year over year, measured as of December 31 of each year, provided such percentage shall not be less than 4% nor more than 15% in any year.

      During 2001, directors had the following amounts credited to their deferral accounts: Messrs. Duryea, $10,740; Auerbach, $4,620; Ciarelli, $2,760; Del Duca, $5,160; Esposito, $4,545; Fernandez, $1,320; Kern, $4,515; Lenz,
$4,020; Mack, $2,280;  Manditch,  $2,520;  Neuburger,  $4,095; Roberts,  $3,720;
Romito, $4,800; Slacke, $2,460; and Tsunis, $5,415. During 2001, directors had the following interest credited to their deferral accounts: Messrs. Duryea, $2,750; Auerbach, $1,105; Ciarelli, $697; Del Duca, $1,090; Esposito, $1,099;
Fernandez,   $396;  Kern,  $1,045;  Lenz,  $842;  Mack,  $590;  Manditch,  $658;
Neuburger,  $980;  Roberts,  $911;  Romito,  $1,136;  Slacke,  $676; and Tsunis,
$1,207.

Executive Compensation

      The following table sets forth the aggregate compensation for services in all capacities paid by the Company and the Bank, for the years ended December 31, 1999, 2000 and 2001 to the chief executive officer and to each executive officer of the Company or the Bank whose aggregate direct compensation exceeded $100,000 for such year. Since the formation of the Company, the executive officers have been compensated for their services by the Bank and have not received additional remuneration from the Company.

                                                                                          Long Term
                                                                                         Compensation
                                                    Annual Compensation                     Awards
                                      ----------------------------------------------     ------------
                                         Annual            Other             All
                                      Compensation        Annual            Other
                                         Salary        Compensation     Compensation        Awards
Name & Principal Position     Year      (1)(2)(3)           (4)            (5)(6)          Opt. (#)
-------------------------     ----    ------------     ------------     ------------       --------

Douglas C. Manditch           2001       $260,905         $9,000          $ 9,880            3,150
President and Chief           2000       $244,203         $8,400          $ 9,880            3,150
Executive Officer             1999       $230,549         $7,200          $12,927           22,050


Thomas Buonaiuto              2001       $151,910           ---           $ 9,024            1,400
Vice President and            2000       $131,338           ---           $ 7,609            1,400
Treasurer                     1999       $125,385           ---           $ 8,804            9,800

Carmelo C. Vizzini            2001       $143,054           ---           $ 9,880            1,400
Vice President and            2000       $131,555           ---           $ 9,880            1,400
Secretary                     1999       $125,270           ---           $ 8,890            9,800

-----------------------------

(1) For 1999, 2000 and 2001 there were no (a) perquisites over the lesser $50,000 or 10% of the individuals total salary for the year; (b) payments of above-market or preferential earnings on deferred compensation; (c) payment of earning with respect to long term incentive plans prior to settlement; (d) preferential discounts on stock; (e) tax payment reimbursements.
(2)   Includes amount, if any, deferred under the Bank's 401(k) Plan pursuant to
      Section 401(k) of the Internal Revenue Code.
(3) Messrs. Manditch, Buonaiuto and Vizzini have use of company automobiles. Includes the personal use portion of the cost as associated with those automobiles.
(4)   Directors Fees.
(5) The amounts shown for 1999, 2000 and 2001 represent the Bank's matching contributions to the 401(k) Plan.
(6) The Bank maintains several contributory and non-contributory medical, dental, life and disability plans covering all officers and employees.

      In March 1999, the Company adopted the Director and Executive Officer Incentive Retirement Plan to provide directors and executive officers with an incentive to remain with the Company. Pursuant to the plan, the Company will pay into a deferral account annually an amount equal to a portion of each executive officer's annual compensation. The amount paid into each deferral account is determined by multiplying the annual compensation paid to the executive officer during the plan year by a factor determined by the return on equity of the Company, established as of December 31 of each plan year. For the year ended December 31, 2001, the factor for an executive officer was 11% of the annual compensation paid to the executive officer, based upon the return on equity of the Company of 9.48%. The Company's Board of Directors has reserved the right to change the method of computation of the factors for the Directors and for the executive officers. The amount calculated is credited to the deferral account of the executive officer on March 1 following each plan year. The deferral account is only a device for measuring the amounts to be paid under the plan and is not a trust fund or any similar device. To the extent there is a positive balance in the deferral account of an executive officer, the executive officer is a general creditor of the Company. The first credits were made to the deferral accounts by the Company on March 1, 2000.

      The deferral account of each executive officer is also credited on March 1 of each year, with interest on the individual's deferral account balance at a rate, compounded monthly, equal to the percentage change in the market price of the common stock of the Company, year over year, measured as of December 31 of each year, provided such percentage shall not be less than 4% nor more than 15% in any year.

      During 2001, executive officers had the following amounts credited to their deferral accounts: Messrs. Manditch, $29,040; Buonaiuto, $15,696; Vizzini, $15,696. During 2001, executive officers had the following interest credited to their deferral accounts: Messrs. Manditch, $7,840; Buonaiuto, $4,259; Vizzini, $4,259.

      The Bank entered into change in control agreements with Messrs. Manditch, Buonaiuto and Vizzini (each, the "Executive") in 2001. The agreements provide, that if, following a change in control of the Bank, the Executive's employment with the Bank is terminated, involuntarily or under certain circumstances set forth in the agreement, voluntarily, the Executive is entitled to receive a change in control benefit payment based upon his base salary. The benefit payment is three times base salary for Mr. Manditch and two and one-half times base salary for Messrs. Buonaiuto and Vizzini, in each case grossed up for excise taxes.

Benefits

      The Bank's officers and employees are covered by a group health insurance plan (which includes health, major medical and dental coverage), a long-term disability income plan and a group life insurance plan. In January 1996, the Bank adopted a 401(k) Profit Sharing Plan. The officers participate in all such plans on the same basis, and to the same extent, as other Bank employees.

      401K Plan. The Bank maintains a 401 (k) Plan, which covers all full-time employees. Employees may contribute up to $10,500 of their eligible annual gross compensation. Employee contributions are matched, to a maximum of six percent of an employee's annual gross compensation, by Bank contributions. Employees are fully vested in their own contributions and vested in the Bank's matching contributions at a percentage basis, based on the years of service.

      Stock Option Plan. At a special meeting on December 8, 1998, the stockholders approved the Long Island Financial Corp. 1998 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan authorizes the granting of options to purchase 175,000 shares of Common Stock of the Company. All officers and employees of the Company and directors who are not also serving as employees of the Company are eligible to receive awards under the Stock Option Plan. Options under this plan are either non-statutory stock options or incentive stock options. Each option entitles the holder to purchase one share of the Common Stock at an exercise price equal to the fair market value on the date of grant. In 1999, 2000 and 2001, options to purchase 4,900, 700 shares and 700 shares of Common stock at an exercise price of $12.50, $10.875, and $13.50 per share, were granted to each director of the Company. The 1999 option grants vested immediately. The 2000 and 2001 option grants vested 20% immediately and 20% ratably over the next four years.

      The following table provides information on options granted to the named Executive Officers in year 2001.

                           Option Grants in Year 2001

                                    Number of
                                   Securities
                                   Underlying       Percent of Total
                                Options Granted     Options Granted
                  Name                #(1)            to Employees      Exercise Price   Expiration Date
                  ----          ---------------     ----------------    --------------   ---------------

Douglas C. Manditch                   3,150               14.8              $13.50           01-26-11
President & Chief Executive
  Officer

Thomas Buonaiuto                      1,400                6.5              $13.50           01-26-11
Vice President & Treasurer

Carmelo C. Vizzini                    1,400                6.5              $13.50           01-26-11
Vice President & Secretary

----------

(1) Mr. Manditch received 700 options in his capacity as a director of the Company.

      The following table provides information concerning options held by the named Executive Officers at the end of year 2001. The named Executive Officers did not exercise any options in year 2001.

                        Aggregated Year-End Option Values

                                                     Number                             Value of
                                                  of Securities                       Unexercised
                                             Underlying Unexercised                   In-the-Money
                                                   Options at                          Options at
                    Name                      December 31, 2001(#)              December 31, 2001($)(1)
                    ----                      --------------------              -----------------------
                                          Exercisable      Unexercisable     Exercisable      Unexercisable
                                          -----------      -------------     -----------      -------------

Douglas C. Manditch                          23,940             4,410          $85,208           $15,987
President and Chief Executive Officer

Thomas Buonaiuto                             10,640             1,960          $37,870           $ 7,105
Vice President and Treasurer

Carmelo C. Vizzini                           10,640             1,960          $37,870           $ 7,105
Vice President and Secretary

----------

(1) Based on the estimated market value of the underlying stock at December 31, 2001, minus the exercise price.

Report of the Audit Committee

The Audit Committee of the Board of Directors is responsible for assisting the Board in fulfilling its responsibility to the shareholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of seven directors, each of who is independent under the Nasdaq's listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                         Audit Committee of the Company

                               Thomas F. Roberts, III (Chairman)
                               John L. Ciarelli, Esq.
                               Waldemar Fernandez
                               Sally Ann Slacke
                               Werner S. Neuburger
                               John C. Tsunis, Esq.


                                   Proposal 2.
                  Amendment of the Long Island Financial Corp.
                             1998 Stock Option Plan

      The stockholders are being asked to approve an amendment to the Long Island Financial Corp. 1998 Stock Option Plan to increase by 105,000 the number of shares of the common stock that the Company may issue pursuant to the exercise of stock options awarded under the plan. As originally adopted, the Stock Option Plan provided for the granting of options to purchase 175,000 shares of common stock. An amendment to the Stock Option Plan increasing that number to 225,000 was approved at the annual meeting of stockholders held on April 25, 2001.

      The  Company's  Board of Directors  adopted the  amendment on November 28,
2001, subject to stockholder approval. The Company believes that an adequate reserve of shares available for issuance under the plan is necessary to enable the Company to compete effectively with other financial institutions to attract and retain key personnel and to secure the services of experienced and qualified persons as directors. If the stockholders approve the amendment to the plan, as proposed by the Board of Directors, the Company will have options authorized for an aggregate of 330,000 shares of stock. As of December

31, 2001, the Company had issued options for 152,000 shares and only had options for 73,000 shares remaining available for grant.

New Plan Benefits

      The following table provides certain information with respect to options, which are intended to be granted assuming approval of the amendment of the Stock Option Plan at the annual meeting. The table specifies the amount of options to be granted to each named executive officer, all executive officers as a group and all non-employee directors of the Company and the Bank as a group. The Company has no current intention to grant any options to any other employees of the Company or the Bank.

      All options reflected in the table below will vest in five equal annual installments of 20% each year commencing on the date of grant. No option may be exercised more than ten years from the date of grant. All options granted to the executive officers will be incentive stock options and options granted to the directors will be non-statutory stock options.

                                                                                     Stock Option Awards
                                                                          ------------------------------------------
                                                                               Dollar                 Number
                           Name and Position                                 Value (1)               of Units
------------------------------------------------------------------------  -----------------    ---------------------

Douglas C. Manditch                                                              -                  15,000(2)
President and Chief Executive Officer of the Company and the Bank
Thomas Buonaiuto                                                                 -                  10,000(3)
Vice President and Treasurer of the Company and Executive Vice
President and Chief Financial Officer of the Bank
Carmelo C. Vizzini                                                               -                  10,000(3)
Vice President and Secretary of the Company and Executive Vice
President and Chief Lending Officer of the Bank
Executive Officers as a group (3 persons)                                        -                  35,000
Directors of the Company and Bank as a group (14 persons)(4)                     -                  70,000

----------

(1) The "dollar value" for options to be granted pursuant to the Stock Option Plan is not currently determinable, as the exercise price for such options will be the fair market value on the date of grant. The closing price of the common stock, as reported on Nasdaq National Market on February 28, 2002, was $16.32.

(2) Mr. Manditch will be granted options to purchase 7,500 shares in January 2003 and options to purchase 2,500 shares in each of January 2004, 2005 and 2006.

(3) Messrs. Buonaiuto and Vizzini will each be granted options to purchase 5,000 shares in January 2003, options to purchase 1,667 shares in each of January 2004, 2005 and options to purchase 1,666 shares in 2006.

(4) Each director will be granted options to purchase 2,500 shares in January 2003, 834 options to purchase shares in January 2004 and 833 options to purchase shares in each of January 2005 and 2006.

General

      The plan authorizes the granting of options to purchase the common stock of the Company. If the stockholders approve the proposed amendment, an additional 105,000 shares will be reserved for stock options, bringing the total number of shares reserved for options to 330,000 shares. As of December 31, 2001, 500 shares of Long Island Financial Corp. common stock had been issued under the plan pursuant to the exercise of stock options. No award may be granted under the plan after December 8, 2008, the date the stockholders approved the plan, but awards granted prior to that date may extend beyond that date.

      All employees and non-employee directors of the Company and its affiliates are eligible to receive awards under the plan. A committee (the "Committee") consisting of members of the Board of Directors who are not employees of the Company or its affiliates administers the plan. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy awards under the plan. If authorized but unissued shares are used to satisfy the exercise of options granted under the plan, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing stockholders.

Types of Awards

      The plan authorizes the grant of awards in the form of: (1) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (options which provide certain tax benefits to the recipients upon compliance with applicable requirements, but which do not result in tax deductions to the Company); and (2) options that do not so qualify (options which do not provide the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "non-statutory stock options."

      Subject to the terms of the plan, the Committee has the authority to determine the amount of options granted to any individual and the date or dates on which each option will become exercisable and any other conditions applicable to an option. The exercise price of all options will be determined by the Committee but will be at least 100% of the fair market value of the underlying common stock at the time of grant. The exercise price of any option may be paid in cash, common stock, or any other form permitted by the Committee at its discretion. See "Alternate Option Payments." The term of options will be determined by the Committee, but in no event will an option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner with respect to incentive stock options).

      All options granted under the plan to officers and employees may, at the discretion of the Committee, qualify as incentive stock options to the extent permitted under Section 422 of the Internal Revenue Code. Under certain circumstances, incentive stock options may be converted into non-statutory stock options. In order to qualify as incentive stock options under Section 422 of the Internal Revenue Code, the option must generally be granted only to an employee, must not be transferable (other than by will or the laws of descent and distribution), the exercise price must not be less than 100% of the fair market value of the common stock on the date of grant, the term of the option may not exceed ten years from the date of grant, and no more than $100,000 of options may become exercisable for the first time in any calendar year. Notwithstanding the foregoing requirements, incentive stock options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock of the Company may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying common stock on the date of grant. Each non-employee director of the Company or its affiliates, as well as employees, will be eligible to receive non-statutory stock options.

      Unless otherwise determined by the Committee, upon termination of an option holder's services for any reason other than retirement, death, disability, or termination for cause, only those non-statutory options that were immediately exercisable will continue to be exercisable and will remain exercisable for a period of three months in the case of incentive stock options and one year in the case of non-statutory stock options; all unexercisable options will be canceled. In the event of the death or disability of an option holder, all unexercisable options held by the option holder will become fully exercisable and remain exercisable for up to one year thereafter. Upon the occurrence of a change in control (as defined in the plan), all unexercisable options held by the option holder will become fully exercisable and, under an amendment to the plan adopted by the Board of Directors at its meeting on November 28, 2001, will remain exercisable for the period of the option. In the event of termination for cause, all exercisable and unexercisable options held by the option holder will be canceled.

      At its meeting held on November 28, 2001, the Board of Directors also revised Section 13 to delete the reference to Stock Awards, revised Section 11 to delete the reference to Limited Rights, and revised Section 14(d) to delete the reference to pooling of interests accounting, none of which constituted a substantive change in the Stock Option Plan. Under generally accepted accounting principles, compensation expense is generally not recognized with respect to the award of stock options.

Tax Treatment

      An option holder will generally not be deemed to have recognized taxable income upon grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the common stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of incentive stock options, assuming these holding periods are met.

      In the case of the exercise of a non-statutory stock option, an option holder will be deemed to have received ordinary income upon exercise of the option in an amount equal to the aggregate amount by which the fair market value of the common stock exceeds the exercise price of the option. In the event shares received through the exercise of an incentive stock option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will essentially be treated as the exercise of a non-statutory stock option, except that the option holder will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes.

Alternate Option Payments

      Subject to the terms of the plan, the Committee has discretion to determine the form of payment for the exercise of an option. The Committee may indicate acceptable forms in the award agreement covering such options or may reserve its decision to the time of exercise. No option will be considered exercised until payment in full is accepted by the Committee. Any shares of common stock tendered in payment of the exercise price of an option will be valued at the fair market value of the common stock on the date prior to the date of exercise.

Amendments

      Subject to certain restrictions contained in the plan, the Board of Directors or the Committee may amend the plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an award without his or her permission and such amendment must comply with applicable law and regulation.

Adjustments

      In the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted awards, to prevent dilution, diminution or enlargement of the rights of the holder. All awards under this plan will be binding upon any successors or assigns of the Company.

Nontransferability

      Unless determined otherwise by the Committee, awards under the plan will not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a recipient may permit transferability or assignment for valid estate planning purposes of a non-statutory stock option as permitted under the Internal Revenue Code or federal securities laws and a participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the participant.

      The Board of Directors recommends that you vote FOR the approval of the proposed amendment to the Long Island Financial Corp 1998 Stock Option Plan.

Compliance with Section 16 of the Exchange Act

      Section 16(a) of the Securities and Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., and to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that all filing requirements applicable to its executive officers, directors were met during 2001. The Company is unaware of any person owning ten percent or more of its securities.

Transactions with Certain Related Persons

      Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

      Applicable New York law imposes conditions and limitations on a commercial bank's loans to its directors and executive officers that are comparable in most respects to the conditions and limitations imposed under federal law, as discussed above. However, New York law does not affect loans to stockholders owning 10% or more of the commercial bank's stock. Loans to an executive officer, other than loans for the education of the officer's children and certain loans secured by the officer's residence, may not exceed the lesser of
(a) $100,000 or (b) the greater of $25,000 or 2.5% of the bank's capital stock, surplus fund and undivided profits.

      From time to time, the Bank makes mortgage loans and consumer loans to its executive officers and directors and to members of the immediate families of its executive officers and directors, to the extent consistent with applicable laws and regulations. Such loans are made in the ordinary course of business and on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not and will not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2001, such loans totaled approximately $4.8 million.

      The Bank currently retains Mr. Tsunis as an attorney, for the closing of real estate loans. His fees are paid by the borrowers and are based on the amount of the loan. For the most recent fiscal year, fees paid to the Tsunis law firm by the Bank did not exceed 5% of the revenue of the firm.

      Mr. Lenz is the Chief Executive Officer of New York State Business Group/Conference Associates, Inc. Premiums paid to Mr. Lenz's company by the Bank did not exceed 5% of the revenue of the company during the most recent fiscal year.

                              INDEPENDENT AUDITORS

      The independent public accounting firm of KPMG LLP has acted as the Company's independent auditors for 2001, and it is anticipated that the same firm will be selected to perform the same duties for the current year for the Company. Representatives of the firm will be available to respond to appropriate questions at the Annual Meeting of the Stockholders.

Audit Services

      KPMG billed the Company aggregate fees of $108,000 for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2001 and for the quarterly reviews of the financial statements included in the Company's Forms 10-Q for the year ended December 31, 2001.

All Other Services

      KPMG billed the Company aggregate fees of $26,000 for professional services rendered for non-audit services for the year ended December 31, 2001.

Audit Committee Determination

      The Audit Committee of the Board of Directors has considered the compatibility of the other non-audit services provided to the Company with maintaining the auditors' independence.

                             ADDITIONAL INFORMATION

Stockholder Proposals

      To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2003 Annual Meeting of Stockholders, a Stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than November 15, 2002. Any such proposal will be subject to Rule 14a-8 under the Exchange Act.

Advance Notice of Business to be conducted at an Annual Meeting

      The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred

(100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal, which does not meet all of the requirements for inclusion, established by the SEC in effect at the time such proposal is received.


Other Matters Which May Properly Come Before the Meeting

      The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

      Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

      A copy of the Form 10-K (without exhibits) for the year ended December 31, 2001, as filed with the SEC, will be furnished without charge to stockholders of record upon written request to Long Island Financial Corp., Carmelo C. Vizzini, Vice President and Secretary, One Suffolk Square, Islandia, New York 11749.

                                              Date:    March 14, 2002

                                              By Order of the Board of Directors

                                              /s/ Carmelo C. Vizzini
                                              ----------------------------------
                                              Carmelo C. Vizzini
                                              Vice President and Secretary

================================================================================

                                                               Please mark
                                                               your vote as
                                                               indicated in
                                                               this example  [X]

1. Election of Directors duly nominated
   Class of 2005.

FOR All nominees       WITHHOLD       01 Harvey Auerbach, 02 Perry B. Duryea,
listed to the         AUTHORITY       03 Frank J. Esposito, 04 Roy M. Kern, Sr.,
right (except as     to vote for      05 Douglas C. Manditch
marked to the       all listed to
contrary             the right
   [ ]                  [ ]

2. Ratification of an amendment to the Long Island
   Financial Corp. 1998 Stock Option Plan.

     FOR       AGAINST        ABSTAIN
     [ ]         [ ]            [ ]

Vote FOR all nominees except WITHHOLD
AUTHORITY for any nominee whose name is
written on the space below.

____________________________________________

      The proxy is revocable and will be
voted   as    directed,    but   if   no
instructions  are specified,  this proxy
will be voted FOR all the  nominees  and
FOR  the  amendment  to  the  1998  Long
Island   Financial  Corp.  Stock  Option
Plan. If any other business is presented at the Annual Meeting, this proxy will be voted by the named proxy in his best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

      The    undersigned    acknowledges
receipt from the Company, prior to the execution of this proxy, of the Notice of Meeting and Proxy Statement dated
March 14,  2002,  and a copy of the Long
Island Financial Corp. Annual Report.

Signature _____________________ Signature _____________________ Date ___________

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign, but the signature of one holder is sufficient, unless contested.

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                            * FOLD AND DETACH HERE *

                           Vote by Telephone or Mail
                         24 Hours a Day, 7 Days a Week

             Telephone voting is available through 4PM Eastern Time
                 the business day prior to annual meeting day.

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

-------------------------------------                  --------------------
           Telephone                                          Mail
        1-800-435-6710

Use any touch-tone telephone to                        Mark, sign and date
vote your proxy. Have your proxy                         your proxy card
card in hand when you call. You will      OR                   and
be prompted to enter your control                        return it in the
number, located in the box below,                     enclosed postage-paid
and then follow the directions given.                       envelope.

-------------------------------------                  --------------------

                      If you vote your proxy by telephone,
                 you do NOT need to mail back your proxy card.

================================================================================

================================================================================

                           LONG ISLAND FINANCIAL CORP.

                                      PROXY

      The undersigned hereby appoints William C. Morrell, Esq., with full power of substitution, as the true and lawful attorney and proxy for the undersigned, to appear and vote all the shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on April 24, 2002, at 3:30 p.m., Eastern Time, at the Wyndham Windwatch Hotel, 1717 Motor Parkway, Hauppauge, Long Island, New York 11788 and at any and all adjournments thereof, as follows:

                  (Continued and to be signed on reverse side)

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                            * FOLD AND DETACH HERE *

================================================================================